Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	9/30/07	10/31/07	11/30/07	12/31/07	1/31/08	2/29/08
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	1,045	174	1,042	(18,092)	(22,338)	1,840
Investment securities, at market	1,338,405	1,306,525	1,299,985	1,254,963	1,220,319	1,187,641
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,399,450	1,366,699	1,361,027	1,296,871	1,257,981	1,249,481

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	11,945,142	13,439,301	13,439,301	13,439,301	14,096,550	14,096,550
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	33,445,142	34,939,301	34,939,301	34,939,301	35,596,550	35,596,550

TOTAL ASSETS	34,844,592	36,306,000	36,300,328	36,236,172	36,854,531	36,846,031

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	March 11, 2008	Signed	/s/ Gary N Thompson	Printed Name of Signatory	Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-1B

	9/30/07	10/31/07	11/30/07	12/31/07	1/31/08	1/31/08
LIABILITIES:
Post-Petition debt (Sched. C)	49,938	60,592	67,821	31,629	25,649	28,066

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,206,252	138,216,906	138,224,135	138,187,943	138,181,963	138,184,380

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	1,679,136	3,129,890	3,116,989	3,089,025	3,713,364	3,702,447

TOTAL SHAREHOLDERS EQUITY	(103,361,660)	(101,910,906)	(101,923,807)	(101,951,771)	(101,327,432)	(101,338,349)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	34,844,592	36,306,000	36,300,328	36,236,172	36,854,531	36,846,031

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-2

STATEMENT OF INCOME

	9/30/07	10/31/07	11/30/07	12/31/07	1/31/08	2/29/08
REVENUE:
Net investment income	5,318	5,747	5,096	4,447	3,941	2,681
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,949)	(6,949)	(6,949)	(6,745)	(7,583)	(7,582)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	(6,955)	0	0
Legal fees and expenses	(49,745)	(34,394)	(9,366)	(17,701)	(26,985)	(3,995)
Accounting fees and expenses	0	(5,174)	0	0	0	0
Insurance	0	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(2,447)	(2,630)	(1,668)	(1,006)	(2,247)	(2,016)
Miscellaneous	(5)	(5)	(14)	(5)	(37)	(5)

NET OPERATING INCOME / LOSS	(53,828)	(43,405)	(12,901)	(27,965)	(32,911)	(10,917)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	1,255,712	0	0	476,849	0
Equity in unrealized losses of securities of AIC	0	238,447	0	0	180,400	0

TOTAL OTHER INCOME (EXPENSE)	0	1,494,159	0	0	657,249	0

NET INCOME (LOSS)	(53,828)	1,450,754	(12,901)	(27,965)	624,338	(10,917)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059	Form OPR-3

SOURCES AND USE OF CASH

	9/30/07	10/31/07	11/30/07	12/31/07	1/31/08	2/29/08
CASH DIFFERENCE:
Current ending cash balance	1,045	174	1,042	(18,092)	(22,338)	1,840
Less ending prior month balance	1,574	(1,045)	(174)	(1,042)	18,092	22,338

NET CASH INCREASE (DECREASE)	2,619	(871)	868	(19,134)	(4,246)	24,178

SOURCES OF CASH:
Net income (loss)	(53,828)	1,450,754	(12,901)	(27,965)	624,338	(10,917)
Equity in earnings and unrealized losses of AIC	0	(1,494,159)	0	0	(657,249)	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	60,154	31,880	6,540	45,023	34,645	32,678
Increase in:
Post- petition debt	0	10,654	7,229	0	0	2,417
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	6,326	(871)	868	17,058	1,734	24,178

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	(3,707)	0	0	(36,192)	(5,980)	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(3,707)	0	0	(36,192)	(5,980)	0

NET CASH INCREASE (DECREASE)	2,619	(871)	868	(19,134)	(4,246)	24,178

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	9/30/07	10/31/07	11/30/07	12/31/07	1/31/08	2/29/08
TRADE ACCOUNTS PAYABLE	49,938	60,592	67,821	31,629	25,649	28,066
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	49,938	60,592	67,821	31,629	25,649	28,066